united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders. The N-CSR was amended to correctly reference the period for the officer certifications.

(a)

TOPS® Target Range™ Portfolio

A series of the Northern Lights Variable Trust

Annual Report

December 31, 2023

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

End of Year 2023 Market Commentary

The Bulls overcame the Bears in the 4th Quarter to Deliver Strong 2023 Results

In a Fall commentary, we forecasted the 4th quarter “promises to be an eventful 4th quarter”. This prognostication proved true. A third quarter pullback in markets spilled over to a bearish result in October as well. However, the bulls took over starting October 27th and the market rallied through year end to finish with strong 2023 results. The year started with a banking crisis, which markets largely took in stride. As the year developed, major factors included geopolitical concerns (mainly Russia/Ukraine, Israel/Palestine, and China/Taiwan), persistent inflation, and higher interest rates driven by the Federal Reserve. With all TOPS portfolios experiencing returns well into positive territory, it was an above-average year and a welcome recovery from the 2022 pullback across markets.

The recession many feared in 2023 never materialized. Yet the risk of recession is not totally behind us for 2024. The Federal Reserve of New York’s Probability of Recession within the next 12 months sits at 62.94%, down from estimates earlier in 2023 of over 70%, but up from a low of 46.11% on October 31, 2023. We will talk about the return opportunity below; however, only time will tell if we do see a recession in ’24 and the effect it could have on markets. Important to note, a mild recession does not necessarily mean doom for markets for the year overall.

Regardless of how markets perform in ’24, it promises to be entertaining. CNBC recently reported that over half of the world’s population will cast a vote in a major election this year. It goes without saying that our own Presidential election will garner considerable interest. The election will surely dominate media, if it ever really slowed down since the last election.

With all these distractions, we remain focused on delivering appropriate risk-adjusted returns to our investors. We have started our third decade of managing portfolios on a strong note, and in this report we will examine why we remain optimistic in the long term as well.

After discussing Q4 2023 financial market results, we will address three general themes important to TOPS portfolio returns and strategies:

1)	Inflation Softening Opens the Door to a Rally

2)	The Federal Reserve Pivots in December

3)	Dissecting the Return Opportunity Ahead

Fourth Quarter and Year-To-Date Markets Review

Most equity indexes saw positive returns in the fourth quarter. Value stocks (S&P 500 Value) outperformed growth stocks (S&P 500 Growth), returning +13.6% and +10.1%, respectively. Small cap (S&P 600, +15.1%) outperformed midcap (S&P 400, 11.7%). Developed international (MSCI EAFE) returned +10.4%, outpacing emerging markets (MSCI Emerging Markets), which returned +7.9%. Real estate (MSCI World Real Estate, -18.1%) was up in the fourth quarter, while natural resources (S&P GSSI NA Natural Resources, -1.2%) was the only equity that saw negative returns.

After a strong finish to the year in the fourth quarter, equities finished the year with positive returns. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +30.0% and +22.2%, respectively. Midcap (S&P 400, +16.4%) slightly outperformed small cap equities (S&P 600, +16.1%). Developed international (MSCI EAFE) returned +18.2% and outpaced emerging markets (MSCI Emerging Markets) for the year, which returned +9.8%. Real estate (MSCI World Real Estate) was up +10.1%, while natural resources (S&P GSSI NA Natural Resources) are the laggard for the year, but still positive, up +3.7%.

Fixed income also had positive fourth quarter returns. The Barclay’s US TIPS Index has a +4.7% return, while the Barclay’s US Aggregate Bond Index was up +6.8% for the quarter. Credit (ICE BofA US Corporate Index, +7.9%) outperformed government (ICE BofA US Treasury Index, +5.7%). In the fourth quarter, investment grade corporates (iBoxx USD Liquid Investment Grade Index, +9.9%), high yield (Solactive USD High Yield Corporates, +7.1%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +6.4%) were all positive. The 10-year US Treasury yield decreased from 4.59% to 3.88% in the fourth quarter.

For the year, Bloomberg US Aggregate Bond Index returned +5.5%, outpacing the Bloomberg US TIPS Index, which returned +3.9%. Credit (ICE BofA US Corporate Index, +8.4%) outperformed government (ICE BofA US Treasury Index, 3.9%) for the year. High yield (Solactive USD High Yield Corporates, +13.1%), investment grade corporates (iBoxx USD Liquid Investment Grade Index, +9.4%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +8.7%) were all positive this year.

Inflation Softening Opens the Door to a Rally

We have written quite a bit this year about conflicting factors affecting markets. As factors shifted in the 4th quarter, markets rallied through year end. In the coming sections we will review some of these in detail, including the recent stance of the Federal Reserve and what market inputs foretell for 2024. None of this would be possible, however, without a recent softening in inflation as a dominant factor relieving market stress.

The Fed’s preferred inflationary measure is the Personal Consumption Expenditures Deflator (PCED). According to Yardeni Research, “the headline PCED inflation rate peaked at 7.1% y/y during June 2022. By December 2022, it was down to 5.4%. It fell below 3.0% to 2.6% (ahead of schedule) during November of this year.” Anyone who knew that information ahead of time would have been able to reap unending profits. However, throughout the ongoing inflationary cycle, no one knew for sure how persistent inflation would be or how much artillery the Fed was going to be willing to (or required to) deploy.

As it turned out, the Fed did unleash a significant quantitative tightening package over the last two years. Fortunately for investors, two key things happened though. First, recent signs show inflation is actually subsiding. So, the medicine worked. Second, it appears the collateral damage of the medicine (quantitative tightening) is relatively contained. Those factors, along with a building story that the Fed will have a chance to ring the victory bell in 2024 as they lower rates amidst a soft-landing inflationary environment, proved to be the recipe for an old-fashioned rally. Now that stocks have rallied, it is important to look ahead and ask, “what next?” We will do that in the following sections.

The Federal Reserve Pivots in December

We have been following the Federal Reserve’s ongoing battle with inflation since they started to raise their Fed Funds Rate target in March of 2022, and we have consistently highlighted the meaningful impact Fed positioning has had on stocks and bonds. Throughout much of the year, we have been on a Fed tightening plan, where the Federal Reserve has raised rates about another 1%, on top of the increases of over 4% in 2022.

While 2022 was a story of clear weakness in stocks and bonds amidst marked rate increases and little sign of an end in sight, 2023 has been a year of consistent speculation regarding when the Federal Reserve will “pause” or “decrease” rates. As intuition may lead you to surmise, markets were hoping for at least a pause and dreaming of a decrease in 2023. Well, we got our pause in 2023, as July 2023 was the last increase the Fed has made, to a rate target of the current 5.5%.

Driving the year end rally we experienced in stocks and bonds, in late October market sentiment started to shift towards expectations of coming rate decreases by the Fed. A combination of bond markets, consensus analysts and eventually dovish comments by the Fed in December, provided the architecture necessary for markets to build a positive momentum story. November returns were tremendous, with U.S. large cap, mid-cap, small cap, and international stocks all gaining about 9% for the month. December was a strong month as well, with small caps gaining an astounding nearly 13%, followed closely by mid-caps adding another nearly 9%.

Where does the Fed go from here? Well, markets have priced in a rosy picture. While the Fed is predicting about three rate decreases in 2024, markets have built in as many as six rate cuts (CBSnews Moneywatch– January 5, 2024). The Fed’s predictions have historically been relatively inaccurate though, and markets often get ahead of things. As leading indicators, stock and bond markets have generally had a mixed record of being on the leading or bleeding edge.

We would caution investors from taking big bets on either the Fed’s or market’s (bond or stock) indications. We agree the data does point towards likely rate decreases in 2024; however, the Fed has repeatedly reminded us they are data dependent. Likewise, they tend to be more reliant on historical data. Similarly, we believe Chair Powell is more concerned about decreasing too early and inflation returning than he is about staying in a pause and causing a mild economic slowdown. We have covered this reasoning in previous messages.

On the bond side of our portfolios, we placed some trades towards the end of 2023 for four of our more conservative portfolios to begin a shift away from a defensive interest rate risk position. However, we remain relatively defensive, as we don’t feel the marginal reward opportunity outweighs the risk to fully normalize our interest rate standing towards our long-term target yet. Fortunately, with short term rates remaining elevated for now, we are earning a nice yield in our current portfolios and still stand to benefit to some degree from potential rate decreases, even if they occur at the short end of the yield curve.

On the equity side, our assumptions are that the rate environment will be friendlier overall to stocks in the short and intermediate term than we have experienced over the last two years. It is unlikely for interest rates to return to pre-pandemic rates, where low rates were a significant contributor to growth stock outperformance. However, things should be more friendly to stocks than the rate rise environment of much of the last two years.

Dissecting the Return Opportunity Going Forward

While we are consistently tracking performance, which enables us to review things through the rearview mirror, our focus remains on looking through the windshield. What is done is done, and the value we can add for our investors now lies in our decisions going forward. Mark Twain once said, “history does not repeat itself, but it rhymes.” We would not argue with Mr. Twain that many things are likely to rhyme, as our review of past markets is a valuable input in our decision-making process. However, as we look ahead to markets in the next 3-10 years, we feel some of the major recent themes are unlikely to repeat themselves in the same manner. We can look at this from the viewpoint of bonds first, then stocks.

Three years ago, the 10-year U.S. Treasury yield was about 1%. This point was near the bottom of a long downward trend in rates from nearly 16% in 1981. As a reminder, when yields fall, bond prices for existing bonds rise. Therefore, bond holders were able to enjoy relatively favorable bond returns for over two decades. However, as rates fell below 3% in 2011, new bond buyers were unable to repurchase bonds at attractive rates. As yields fell further to 1%, the benefits for existing bondholders continued to fall off and bond investors were largely left with a relatively dismal bond investing opportunity. Not only were bondholders receiving low rates of interest during this period, but they also risked losing value if/when bond yields eventually rose again.

Looking forward, the bond market promises a different experience. The 10-Year U.S. Treasury currently yields a respectable 4%. At 4%, investors are receiving a decent yield. Likewise, there is generally less risk of severe rate increases when the 10 year is at 4% than when it is at 1% (there’s simply 3% less rates can mathematically go up). We feel the current environment provides a brighter picture than we were able to paint three years ago. Even if we see the Federal Reserve cut short term rates, the current yield curve still provides much more opportunity than the last cycle. We feel prepared to continue to balance risk and reward for our investors in the coming years, with more juice to work with in the oranges.

The equity side of the equation is equally different. We are coming off a very strong year for stocks, and another year of leadership from the MegaCap-8 largest stocks in the S&P 500 (Alphabet, Amazon, Apple, Meta, Microsoft, Netflix, Nvidia, and Tesla). According to Yardeni Research, the MegaCap-8 advanced 75.2% over the course of 2023, outpacing the 24.2% gain logged by the S&P 500. This strong performance has many asking, has the MegaCap-8 risen too far, too fast? Well, the +75.2% return of 2023 was largely a recovery from the 41.1% loss of the M8 in 2022 to finish +1.7% over the two-year period. Yardeni highlights that the M8’s total market capitalization is almost exactly where it was at the beginning of 2022, a two-year period where forward earnings have increased +23%.

Are the MegaCap-8 overvalued now? Well, the 27.9 forward P/E for the M8 does exceed the 19.5 for the S&P 500. And the forward P/E for the M8 has actually fallen 13.6% from 32.3 in January 2022. Despite the fact that revenue and earnings for the M8 companies are growing faster than the S&P 500 overall, the forward P/E for the S&P 500 (excluding the M8 stocks) has only fallen 7.3% in the last two years from 19.1 to 17.7. (Yardeni: Forward P/E” refers to the multiple calculated using forward earnings. “Forward earnings” is the time-weighted average of analysts’ earnings estimates for the current and following years.)

Admittedly, there is some risk in providing data on any subset group of stocks. Nvidia is a chipmaker who was up +238.9% in 2023 and finished up +68.4% annualized for the last 2 years. Netflix is a media provider who was up +65.1% in 2023, but down -19.2% over the last 2 years. The returns for the S&P 500 in the last one and two years were +24.2% and +0.1% respectively (Yardeni). As we look at the story of the M8 and the S&P 500, trying to extrapolate out what lies ahead, we can see why the picture is not so clear. It is not a clear story of multiple expansion that will revert or earnings growth that cannot repeat. Likewise, as we have posited before, if these are some of the greatest companies in the history of the world, shouldn’t they be trading at higher multiples than the average S&P 500 stock? That would make sense.

So, we do not have the answer to whether the M8 will continue to lead the S&P 500, and the world, higher in 2024 (or beyond). If we look at the S&P 500 overall, the numbers do portend repeating the abnormally strong performance it has had over the past 10 years would be very difficult. Jordan Brooks, co-head of the macro strategies group at AQR Capital Management recently did some important S&P 500 math. Here is an excerpt regarding Brooks’ research from Chief Investment Officer (December 2023): “According to Brooks’ findings, over the past decade the excess-of-cash return on the S&P 500 averaged 11.9% per year. This puts the past decade well above the 90th percentile of rolling 10-year performance across global developed equity markets since 1950. The risk-adjusted return, or Sharpe ratio, of the market over this period, Brooks writes, was 0.82—nearly double the postwar average for global developed equity markets.” Further, “Over a longer horizon, what matters is the income you get from dividend yield as well as how much firms grow earnings by, and ultimately the valuation investors are willing to place on those earnings. If you expect stocks to outperform cash by 12% over the next 10 years, you would need a combination of real earnings growth on par with the best-ever decade, and you’d need to see P/E [price-earnings] ratios well above the tech bubble. Monetary policy doesn’t change that equation.”

The main point is it would be really hard for the S&P 500 to repeat the experience of the last ten years over the next decade. Not impossible, but unlikely. Does this mean 2024 will be a dud for the S&P 500? Not necessarily. As we have often highlighted, valuations are historically a leading predictor of long-term relative returns, but a poor predictor of short-term returns. Momentum can be a strong factor and there is a lot of momentum for the economy and stocks coming out of 2023. Dr. Jeremy Seigel thinks we could see returns of 8-10% for the S&P 500 in 2024 (according to 1/2/2024 CNBC interview). However, this is where we get to the main point of our story. Dr. Siegel also highlighted that the P/E ratio of the Russell 1000 Growth is nearly double that of the Russell 1000 Value. Given this historically wide dispersion, he feels value stocks could see 15% in 2024.

Like Dr. Seigel, we feel the moral to the story is there may be more opportunity in many of the other major asset classes, as opposed to the S&P 500. Research we run through Bloomberg shows the S&P 600 small cap index is trading in the 29th percentile for Forward P/E ratios, compared to the monthly values going back each month to July 2005. The S&P 500 Growth index is in the 93rd percentile. International stocks, represented by the MSCI EAFE index, are similarly more attractive, trading near the 50th percentile. Emerging markets appear toward the 80th percentile, yet we place less reliance on the notoriously difficult to predict Forward Earnings for EM. Small caps look much more attractive than large caps, based on valuations alone.

We thought it was important to share this “science” with our investors. The most important science of investing is simply that the main driver of growth is compounding though, not stock picking or market timing. Investing is both an “art” and a “science” though. As Morgan Housel recently highlighted in his tremendous book Same as Ever, “If you’ve relied on data and logic alone to make sense of the economy, you’d have been confused for 100 years straight.” It’s important, as professional investors, for us to apply the “art” we have learned in managing portfolios across multiple decades.

Lastly, we plan to continue to control risk in our portfolios, as we prepare for what we call “Z factors.” These are surprise events that will inevitably occur. Just like no one predicted the pandemic and few expected Russia to invade Ukraine so aggressively. Investor Jim Grant, who at one point nearly became the Fed Chair, put it this way in warning investors from putting too much emphasis on the science:

“To suppose that the value of a common stock is determined purely by a corporation’s earnings discounted by the relevant interest rates and adjusted for the marginal tax rate is to forget that people have burned witches, gone to war on a whim, risen to the defense of Joseph Stalin and believed Orson Wells when he told them over the radio that the Martians had landed.”

We are very likely to encounter Z factors and we can be almost assured investors will act irrationally. The famous economist John Maynard Keynes said, “the market can stay irrational longer than you can stay solvent.” What we have done and strive to continue to do is steer our investors through this maze of numbers, predictions, surprises, victories, and failures towards appropriate long-term results by using both science and art in our strategies.

Target Range Strategy Comments

In 2023, the TOPS Target Range Portfolio performed in line with the TOPS® Global Equity Target Range™ Index, with which it shares a similar investment methodology. Performance was driven primarily by the strong performance of SPY throughout the year. IWM, EFA and EEM all trailed SPY performance for the year, yet delivered positive returns.

As the index methodology of the reference index for the Portfolio follows a timeline from January options expiration (during the 3rd week of the month) to the next January options expiration, returns for the fund strategy are expected to differ from what would be expected if the options expired in line with the calendar year on December 31. The strong market rally in the first 3 weeks of January this year, after a period in 2022 where the Target Range strategy performed relatively well during market downturns, caused a sluggish start for the Target Range Portfolio during the first 3 weeks of the year (the last 3 weeks of the funds targeted invested period).

Since the annual reset in late January, the fund has advanced strongly. The fund benefitted particularly from a strong rally starting on October 27 through year end. The year end rally was enjoyed across all 4 of the underlying reference ETFs. The Target Range strategy did limit gains a bit on underlying SPY growth, as SPY’s price crossed the $460 short call strike in early December, after the last restrike opportunity of the options investment period.

We feel the strategy continues to perform as expected and the option investments have been sound, given the investment mandate of the fund.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Bloomberg Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Bloomberg Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Bloomberg Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Bloomberg Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

3138-NLD-02/05/2024

TOPS® Target Range™ Portfolio
Portfolio Review (Unaudited)
December 31, 2023

The Portfolio’s Average Annual Total Return through December 31, 2023*, as compared to its benchmark:

		Performance Since
	One Year	Inception (9/20/21)
Target Range Portfolio
Class 1	12.58%	-2.67%
Class 2	12.58%	-2.67%
Class S	12.63%	-2.81%
S&P 500 Total Return Index **	26.29%	5.73%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, and Class S are 0.60%, 0.85% and 1.05%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2023	% of Net Assets
Exchange-Traded Funds - Fixed Income	58.7%
Short-Term Investments	17.0%
Call Options Purchased	25.3%
Liabilities In Excess of Other Assets	-1.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Target Range™ Portfolio
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 58.7%
	FIXED INCOME - 58.7%
24,870	Goldman Sachs Access Treasury 0-1 Year ETF	$2,480,534
33,014	iShares 0-3 Month Treasury Bond ETF(a)	3,310,314
27,118	SPDR Bloomberg 1-3 Month T-Bill ETF	2,478,314
42,573	Vanguard Short-Term Treasury ETF(a)	2,483,283
		10,752,445

	TOTAL EXCHANGE-TRADED FUNDS (Cost $10,772,259)	10,752,445

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 17.0%
	MONEY MARKET FUNDS - 17.0%
3,123,903	Government & Agency Portfolio, Institutional Class, 5.27% (Cost $3,123,903)(b)	3,123,903

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value

	CALL OPTIONS PURCHASED - 25.3%
	CALL OPTIONS PURCHASED - 25.3%
479	iShares MSCI EAFE ETF	SOC	01/19/2024	$61	$3,609,265	$697,151
414	iShares MSCI Emerging Markets ETF	SOC	01/19/2024	35	1,664,694	224,181
184	iShares Russell 2000 ETF	SOC	01/19/2024	160	3,693,064	760,444
216	SPDR S&P 500 ETF Trust	SOC	01/19/2024	340	10,266,696	2,952,740
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,228,287)					4,634,516

	TOTAL INVESTMENTS - 101.0% (Cost $17,124,449)					$18,510,864
	CALL OPTIONS WRITTEN - (2.1)% (Proceeds - $381,490)					(395,143)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%					204,895
	NET ASSETS - 100.0%					$18,320,616

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value

	WRITTEN CALL OPTIONS - (2.1)%
	CALL OPTIONS WRITTEN- (2.1)%
479	iShares MSCI EAFE ETF	SOC	01/19/2024	$82	$3,609,265	$1,547
414	iShares MSCI Emerging Markets ETF	SOC	01/19/2024	48	1,664,694	389
184	iShares Russell 2000 ETF	SOC	01/19/2024	215	3,693,064	7,561
216	SPDR S&P 500 ETF Trust	SOC	01/19/2024	460	10,266,696	385,646
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $381,490)					395,143

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

S&P	- Standard & Poor’s

SOC	- Societe Generale

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or part of these securities were held as collateral for call options written as of December 31, 2023. Total collateral for call options written is $338,683 in securities and $196,661 in cash.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Assets and Liabilities
December 31, 2023

Assets:
Investments in securities, at cost	$17,124,449
Investments in securities, at value	$18,510,864
Deposits with Broker	196,661
Receivable for Portfolio shares sold	108
Interest and dividends receivable	25,151
Prepaid expenses and other assets	14,401
Total Assets	18,747,185
Liabilities:
Options written, at value (premiums received $381,490)	395,143
Payable for Portfolio shares redeemed	434
Accrued investment advisory fees	5,336
Accrued distribution (12b-1) fees	6,860
Payable to related parties and administrative service fees	18,796
Total Liabilities	426,569
Net Assets	$18,320,616

Components of Net Assets:
Paid-in capital	$18,100,942
Accumulated gain	219,674
Net Assets	$18,320,616

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Assets and Liabilities (Continued)
December 31, 2023

Class 1 Shares:
Net assets	$9
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.33	(a)

Class 2 Shares:
Net assets	$9
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.33	(a)

Class S Shares:
Net assets	$18,320,598
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,969,800

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.30

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Operations
For the Year Ended December 31, 2023

Investment Income:
Dividend income	$481,244
Interest income	166,797
Total Investment Income	648,041
Expenses:
Investment advisory fees	60,565
Distribution fees (12b-1)
Class S Shares	77,869
Related parties and administrative service fees	28,944
Total Expenses	167,378
Net Investment Income	480,663

Realized and Unrealized Gain (Loss) on Investments and Options Written:
Net realized gain (loss) on:
Investments	(1,667,456)
Options written	85,669
Total net realized loss	(1,581,787)
Net change in unrealized appreciation (depreciation) on:
Investments	3,333,454
Options written	(100,837)
Total unrealized appreciation	3,232,617
Net Realized and Unrealized Gain on Investments and Options Written	1,650,830
Net Increase in Net Assets Resulting from Operations	$2,131,493

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statements of Changes in Net Assets

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$480,663		$130,643
Net realized loss on investments and options written	(1,581,787)		(51,506)
Net change in unrealized appreciation (depreciation) on investments and options written	3,232,617		(1,886,528)
Net increase (decrease) in net assets resulting from operations	2,131,493		(1,807,391)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(0	) (a)	(0	) (a)
Class 2	(0	) (a)	(0	) (a)
Class S	(130,637)		(478)
Total distributions to shareholders	(130,637)		(478)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class S	586,131		21,732,256
Reinvestment of distributions
Class 1	(0	) (a)	0	(a)
Class 2	(0	) (a)	0	(a)
Class S	130,637		478
Cost of shares redeemed
Class 1	—		(684,526)
Class S	(4,246,637)		(292,292)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,529,869)		20,755,916
Total Increase (Decrease) In Net Assets	(1,529,013)		18,948,047

Net Assets:
Beginning of year	19,849,629		901,582
End of year	$18,320,616		$19,849,629

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statements of Changes in Net Assets (Continued)

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
SHARE ACTIVITY
Class 1
Shares Reinvested	0	(a)	0	(a)
Shares Redeemed	—		(74,999)
Net decrease in shares of beneficial interest outstanding	0	(a)	(74,999)

Class 2
Shares Reinvested	0	(a)	0	(a)
Net increase in shares of beneficial interest outstanding	0	(a)	0	(a)

Class S
Shares Sold	68,079		2,406,351
Shares Reinvested	14,845		55
Shares Redeemed	(497,525)		(34,133)
Net increase (decrease) in shares of beneficial interest outstanding	(414,601)		2,372,273

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each year/period indicated.

	Class 1 Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2023	December 31, 2022		December 31, 2021 (a)

Net asset value, beginning of year/period	$8.35	$10.35		$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)(c)	0.24	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments and options written	0.81	(1.99)		0.36
Total income (loss) from investment operations	1.05	(2.00)		0.35
Less distributions from:
Net realized gain	(0.07)	(0.00	) (g)	—
Total distributions	(0.07)	(0.00	) (g)	—
Net asset value, end of year/period	$9.33	$8.35	(h)	$10.35
Total return (d)	12.58%	(19.24)%		3.50	% (i)(j)
Ratios and Supplemental Data:
Net assets, end of year/period (e)	$9	$8		$776,202
Ratio of expenses to average net assets (f)	0.52%	0.50%		0.45	% (k)
Ratio of net investment income (loss) to average net assets (c)(f)	2.75%	(0.06)%		(0.33	)% (k)
Portfolio turnover rate	4%	46%		14	% (j)

(a)	The TOPS® Target Range™ Portfolio Class 1 commenced operations on September 20, 2021.

(b)	Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	NAV does not recalculate due to rounding of net assets.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Not annualized.

(k)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each year/period indicated.

	Class 2 Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2023	December 31, 2022		December 31, 2021 (a)

Net asset value, beginning of year/period	$8.35	$10.35		$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)(c)	0.24	0.06		(0.00	) (h)
Net realized and unrealized gain (loss) on investments and options written	0.81	(2.06)		0.35
Total income (loss) from investment operations	1.05	(2.00)		0.35
Less distributions from:
Net realized gain	(0.07)	(0.00	) (h)	—
Total distributions	(0.07)	(0.00	) (h)	—
Net asset value, end of year/period (d)	$9.33	$8.35		$10.35
Total return (e)	12.58%	(19.24)%		3.50	% (i)(j)
Ratios and Supplemental Data:
Net assets, end of year/period (f)	$9	$8		$10
Ratio of expenses to average net assets (g)	0.77%	0.75%		0.70	% (k)
Ratio of net investment income (loss) to average net assets (c)(g)	3.00%	0.19%		(0.08	)% (k)
Portfolio turnover rate	4%	46%		14	% (j)

(a)	The TOPS® Target Range™ Portfolio Class 2 commenced operations on September 20, 2021.

(b)	Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Not annualized.

(k)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each year/period indicated.

	Class S Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2023	December 31, 2022		December 31, 2021 (a)

Net asset value, beginning of year/period	$8.32	$10.34		$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)(c)	0.24	0.09		(0.02)
Net realized and unrealized gain (loss) on investments and options written	0.81	(2.11)		0.36
Total income (loss) from investment operations	1.05	(2.02)		0.34
Less distributions from:
Net realized gain	(0.07)	(0.00	) (f)	—
Total distributions	(0.07)	(0.00	) (f)	—
Net asset value, end of year/period	$9.30	$8.32		$10.34
Total return (d)	12.63%	(19.46)%		3.40	% (g)(h)
Ratios and Supplemental Data:
Net assets, end of year/period (000’s)	$18,321	$19,850		$125
Ratio of expenses to average net assets (e)	0.97%	0.95%		0.90	% (i)
Ratio of net investment income (loss) to average net assets (c)(e)	2.78%	1.08%		(0.76	)% (i)
Portfolio turnover rate	4%	46%		14	% (h)

(a)	The TOPS® Target Range™ Portfolio Class S commenced operations on September 20, 2021.

(b)	Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Amount represents less than $0.01 per share.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Not annualized.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Notes to Financial Statements
December 31, 2023

1.	ORGANIZATION

The TOPS® Target Range™ Portfolio (the “Portfolio”) is a non-diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide capital appreciation, with a secondary objective of hedging risk. The TOPS® Target Range™ Portfolio is “fund of funds”, in that the Fund will generally invest in other investment companies. The Portfolio commenced operations on September 20, 2021.

The Portfolio currently offers three classes of shares: Class 1 Shares, Class 2 Shares, and Class S Shares. Each class of shares of the Portfolio has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolio’s share classes differ in the fees and expenses charged to shareholders. The Portfolio’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date.

Valuation of Fund of Funds - The Portfolio may invest in portfolios of open- end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non- traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for the Portfolio’s investments measured at fair value:

TOPS® Target Range™ Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$10,752,445	$—	$—	$10,752,445
Short-Term Investment	3,123,903	—	—	3,123,903
Call Options Purchased	4,634,516	—	—	4,634,516
Total	$18,510,864	$—	$—	$18,510,864

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$395,143	$—	$—	$395,143

The Portfolio did not hold any Level 3 securities during the year ended December 31, 2023.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2021 and December 31, 2022 or expected to be taken in the Portfolio’s December 31, 2023 year- end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

Option Transactions – The Porfolio is subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against risk. When a portfolio writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Portfolio has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s Schedule of Investments. If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Portfolio since these options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees against a possible default.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Asset and Liabilities as of December 31, 2023:

	Statement of Assets and Liabilities
Contract Type/Primary Risk Exposure	Location	Fair Market Value
Call Options Purchased Equity Risk	Investments in securities, at value	$4,634,516
Call Options Written Equity Risk	Options written, at value	(395,143)
Total		$4,239,373

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Operations for the year ended December 31, 2023:

			Realized and Unrealized Gain
		Location of Gain (Loss) on Derivatives	(Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Call Options Purchased	Equity Risk	Net realized loss on investments	$(1,650,432)
Call Options Written	Equity Risk	Net realized gain on options written	85,669
Total			$(1,564,763)

Call Options Purchased	Equity Risk	Net change in unrealized appreciation on investments	$3,284,508
Call Options Written	Equity Risk	Net change in unrealized depreciation on options written	(100,837)
Total			$3,183,671

The notional value of the derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed above and within the Statement of Operations, serve as indicators of the volume of derivative activity for the Portfolio.

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

Offsetting of Financial Assets and Derivative Liabilities –

Gross Amounts Not Offset in the Statement of
Liabilities:			Assets & Liabilities
Net Amounts of
	Gross Amounts Offset	Liabilities Presented
	in the Statement of	in the Statement of		Cash Collateral
Description	Assets & Liabilities (1)	Assets & Liabilities	Financial Instruments (2)	Received	Net Amount
Options Written	$—	$395,143	$395,143	$—	$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $400,644 and $3,134,726, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2023, the Advisor earned $60,565 in advisory fees.

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b- 1 Plan” or “Plan”) for Class 2 shares and Class S shares. The fee is calculated at an annual rate of 0.25% and 0.45% of the average daily net assets attributable to Portfolio’s Class 2 shares and Class S shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2023, the Portfolio paid $77,869 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, the Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the year ended December 31, 2023, the Trustees received fees in the amount of $18,723 on behalf of the Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The table below represents aggregate cost for federal tax purposes for the Portfolio as of December 31, 2023 and differs from market value by net unrealized appreciation/depreciation which consisted of:

			Tax Net
Cost of Federal	Unrealized	Unrealized	Unrealized
Tax Purposes	Appreciation	Depreciation	Appreciation
$16,748,816	$1,722,600	$(355,695)	$1,366,905

TOPS® Target Range™ Portfolio
Notes to Financial Statements (Continued)
December 31, 2023

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2023 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$130,637	$176
Long-Term Capital Gain	—	302
	$130,637	$478

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$480,493	$—	$—	$(1,627,724)	$—	$1,366,905	$219,674

The difference between book basis and tax basis accumulated net realized gains/losses, and unrealized appreciation/depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2023, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$1,509,912	$117,812	$1,627,724	$—

7.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions other than the below occurred requiring adjustment or disclosure in the financial statements.

The Board announced on February 1, 2024, the impending liquidation and closure of the Portfolio. The Board has determined to close the Portfolio and redeem all outstanding shares on or about May 1, 2024. Effective immediately, the Portfolio will not accept any new investments, will no longer pursue its stated investment objective, and will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust and Shareholders of TOPS Target Range Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of TOPS Target Range Portfolio (the “Portfolio”), one of the portfolios constituting the Northern Lights Variable Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the two years ended December 31, 2023 and the period from September 20, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years ended December 31, 2023 and the period from September 20, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from broker, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 8 to the financial statements, the Board announced on February 1, 2024, the impending liquidation and closure of the Portfolio. Our opinion is not modified with respect to this matter.

Costa Mesa, California
February 26, 2024

We have served as the auditor of one or more TOPS Portfolios investment companies since 2019.

TOPS® ETF Portfolio
Additional Information (Unaudited)
December 31, 2023

ValMark Advisers, Inc. - Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio (“TOPS Balanced”),	TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”),
TOPS® Conservative ETF Portfolio (“TOPS Conservative”),	TOPS® Managed Risk Moderate Growth ETF Portfolio, (“TOPS Risk ETF”),
TOPS® Growth ETF Portfolio (“TOPS Growth”), and	TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”),
TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”)	(collectively “TOPS Risk Managed Portfolios”or “TOPS Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios”or “TOPS Portfolio”)*	TOPS Global Target Range (“TOPS Target”or “TOPS Portfolio”)*

In connection with the regular meeting held on November 13-14, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (the “Adviser”) and the Trust, with respect to each TOPS Portfolio (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Adviser was founded in 1997 and had approximately $6.7 billion in assets under management as of July 31, 2023. They acknowledged that the Adviser provided fee based financial planning, consulting, risk management services, and created and managed ETF portfolio programs. The Board reviewed the background information of the key investment professionals servicing the portfolios taking into consideration their education and diverse financial industry experience and noted there were no changes. The Board noted that the Adviser constructed portfolios that were diversified across many asset classes using proprietary technology which considers historical performance, correlations and risks as measured by return volatility of the assets selected. The Board acknowledged that the Adviser set the asset allocation, selected the appropriate ETFs, performed deep dive analysis and monitoring of the underlying investments, oversaw the sub-adviser’s trading of the portfolios, and also monitored and instructed rebalancing of the portfolios back to the relevant target asset allocation when percentages deviated. The Board recognized that the Adviser used a sub-adviser to apply a risk overly strategy to stabilize volatility around each Portfolio’s target volatility level. The Board further noted that the Adviser performed on-going diligence and supervision of the sub-adviser, which included compliance and trading oversight of the TOPS Risk Managed Portfolios and oversight of the trading for the TOPS Non-Risk Managed Portfolios. They discussed that the Adviser’s cybersecurity committee ensured cyber policies, procedures, and protocols were reviewed, up to date, and reported no cybersecurity incidents over the past year. The Board noted that the Adviser delegated trading execution to the sub-adviser but utilized a best execution committee to review executing brokers and monitor execution. The Board also acknowledged that the Adviser had dedicated staff and technological resources to support the programs and the TOPS Portfolios’ compliance requirements. The Board concluded that the Adviser continued to provide a high level of service to the TOPs Portfolios and their respective shareholders.

Performance.

TOPS Aggressive. The Board noted the Fund’s objective of providing capital appreciation and that it received a three-star Morningstar rating. The Board reviewed the performance of the Fund, noting that the Fund underperformed the benchmark index, peer median group and Morningstar category in the one-year, five-year and since inception periods while it underperformed its benchmark in the three-year, but outperformed the peer median group and Morningstar category median. The Board considered that the Adviser attributed underperformance to the Fund’s overweighting in equity and international markets compared to its peer funds. They agreed that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

TOPS Balanced. The Board reviewed the Fund’s objective, noting that the Fund provided income and capital appreciation. The Board acknowledged that the Fund outperformed the peer group for the one-year, three-year and five-year periods but underperformed the benchmark index and Morningstar category median for the same period. The Board further observed that the Fund underperformed its benchmark, peer group and Morningstar category since inception. The Board considered that the Adviser attributed underperformance to the Fund’s underweighting in equity and overweight in international markets. The Board agreed that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS Conservative. The Board noted the Fund’s objective of preservation of capital and moderate income and moderate capital appreciation. They further noted that the Fund had received a four-star Morningstar rating. The Board acknowledged that the Fund outperformed its peer group median for the one-year, three-year, and five-year periods. The Board further noted that the Fund outperformed its Morningstar category median for the three-year period. The Board acknowledged that the Fund underperformed its benchmark for all comparison periods. The Board discussed the low standard deviation and solid Sharpe and Sortino ratios versus its peers. The Board also noted the bond portion was shorter in duration which helped the standard deviation, Sharpe, and Sortino metrics. The Board concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Growth. The Board reviewed the Fund’s objective and noted that it sought capital appreciation and received a three-star Morningstar rating. The Board recognized that the Fund underperformed against it benchmark for all periods and that the Fund outperformed its peer group and Morningstar category medians across all periods. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Moderate. The Board reviewed the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. They noted that the Fund outperformed its Morningstar category and peer group medians for the one-year, three-year and five-year periods. They acknowledged that the Fund underperformed its benchmark for all comparison periods and attributed the underperformance to the Fund’s allocation to value and international rather than growth securities. The Board reviewed the Fund’s risk metrics and noted that the Fund’s Sharpe and Sortino ratios had ranked in the 1st quartile among the Fund’s Morningstar category and peer group over the one-year and three-year periods. The Board concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Risk Balanced. The Board reviewed the Fund’s objective and noted that it sought income and capital appreciation with less volatility than the fixed and equity markets as a whole and received a three-star Morningstar rating. The Board noted that the Fund outperformed its peer group medians for the one-year, three-year, and five-year periods. The Board acknowledged that the Fund underperformed the Morningstar category median for the one-year, five-year and since inception periods. They also considered that the Fund underperformed the benchmark for all periods. They discussed the impact of the Fund’s hedging strategy on performance, which lowers returns but also lowers volatility. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Risk Flex. The Board reviewed the Fund’s objective and noted that the Fund sought income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a three-star Morningstar rating. The Board considered the Fund’s performance and acknowledged that the Fund outperformed its Morningstar category and peer group for the one-year and three-year periods but underperformed its benchmark over the same period. They further noted that the Fund underperformed all its comparison groups for the five-year and since inception periods. They discussed that the Fund was in the first or second quartile for Standard Deviation among its peer group and Morningstar category for all periods. The Board concluded that the Fund’s managed risk strategy continued to provide benefits to the Fund’s shareholders.

TOPS Risk Growth. The Board considered the Fund’s objective, noting that the Fund seeks to provide capital appreciation with less volatility than equity markets. They acknowledged that the Portfolio received a two-star Morningstar rating. The Board considered the Fund’s performance, noting that it outperformed its Morningstar category and peer group for the one-year period. The Board noted that the hedge does reduce volatility as seen in the standard deviation, however, the hedge also reduced the return in up markets and did not make up for the reduction in down markets. The Board further explained that this can be seen in the poor Sharpe and Sortino ratios for all periods other than the 3-year which included the down trending year of 2022 when the hedge was beneficial. The Board agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

TOPS Risk ETF. The Board acknowledged the Fund’s objective and noted that the Fund seeks to provide capital appreciation with lower volatility than equity markets. They further noted that the Fund received a three-star Morningstar rating. The Board reviewed the performance of the Fund, noting that the Fund underperformed all comparison groups for the five year and since inception periods. The Board further noted that the Fund outperformed the Morningstar Category median and peer group median for the one-year and three-year periods but underperformed the benchmark. The Board acknowledged that the Sharpe and Sortino ratios are solid for the one, three and five-year periods but since inception the fund has dealt with performance drag attributable to the hedge overlay reduction over the longer time frame. The Board concluded that the Fund was performing as expected according to its prospectus.

TOPS Target. The Board discussed the Fund’s objective and noted the Fund seeks to provide capital appreciation, with a secondary objective of hedging risk. The Board acknowledged the short history of the Fund and that it underperformed the peer group median, Morningstar category, and benchmark over the one-year and since inception periods. The Board noted that half of the Fund was outside the S&P 500 which hurt performance since small cap and International lagged the S&P since inception of the Fund, in addition to the option strategy had lowered performance and not captured upside. The Board concluded that the Fund strategy has been implemented as intended and the Advisor may be retained so a longer time of evaluation may be achieved.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Board reviewed the advisory fee charged to each of the TOPS Non-Risk Managed Portfolios, noting that the Adviser charged 0.10% for advisory services to each Fund. The Board compared the net expense ratio and advisory fee of each to its Morningstar category and peer group and acknowledged that the Fund’s net expense ratio and advisory fee was consistently lower than the comparable groups. The Board concluded that the advisory fee for each of the TOPS Non-Risk Managed Portfolios was not unreasonable.

TOPS Risk Managed Portfolios. The Board reviewed the advisory fee charged to each of the TOPS Risk Managed Portfolios, noting that the Adviser charged 0.30% for the advisory services rendered to each Fund. The Board compared the net expense ratio and advisory fee of each TOPS Risk Managed Portfolio to its Morningstar category and peer group, acknowledging that each Fund had a higher net expense ratio but that the advisory fee and net expenses were more in line with the peer groups. The Board concluded that the advisory fee for each of the TOPS Risk Managed Portfolios was not unreasonable.

Profitability.

TOPS Non-Risk Managed Portfolios. The Board reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. After further discussion, the Board concluded that excessive profitability was not a concern at this time for any TOPS Non-Risk Managed Portfolio.

TOPS Risk Managed Portfolios. The Board reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. They noted that the Adviser indicated that it received a profit in connection with its relationship with each Fund and that the profits were reasonable in terms of actual dollars and as a percentage of revenue. The Board concluded that the Adviser was not realizing an excessive profit from the advisory services provided to any of the TOPS Risk Managed Portfolios.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the Adviser’s advisory services provided to each of the TOPS Portfolios. The Board acknowledged that the Adviser did not foresee any capacity limitations and that they would continue to monitor for opportunities to implement breakpoints as each Fund’s size increased significantly. The Board concluded that based on each Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that each advisory fee paid by each of the TOPS Portfolios to the Adviser was not unreasonable, and that renewal of the agreement with the Adviser was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the TOPS Portfolio.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

Milliman Financial Risk Management, LLC - Sub-Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio (“TOPS Balanced”),	TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”),
TOPS® Conservative ETF Portfolio (“TOPS Conservative”),	TOPS® Managed Risk Moderate Growth ETF Portfolio, (“TOPS Risk ETF”),
TOPS® Growth ETF Portfolio (“TOPS Growth”), and	TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”),
TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”)	(collectively “TOPS Risk Managed Portfolios” or “TOPS Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios” or “TOPS Portfolio”)*	TOPS Global Target Range (“TOPS Target”or “TOPS Portfolio”)*

In connection with the regular meeting held on November 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management (the “Sub-Adviser”) and ValMark Advisers, Inc. (“Adviser”), with respect to each TOPS Portfolio (the “Fund” or “Funds”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that that Sub-Adviser was founded in 1998 and serviced approximately $159 billion in assets for the insurance industry and self-insured organizations. The Board reviewed the background information of the key personnel responsible for servicing the Funds, taking into consideration their education and experience related to trading, risk management, portfolio management, quantitative finance, technology and actuarial services. The Board observed that the Sub-Adviser provided non-discretionary investment advisory trading services to execute trades for the TOPS Non-Risk Managed Portfolios. They also noted that the Sub-Adviser provided research and analysis, and compliance services to implement the managed risk strategy and execute trades to hedge the TOPS Risk Managed Portfolios. The Board observed that the Sub-Adviser sets the trading thresholds in accordance with each portfolio’s investment limitations and other limitations as directed by the adviser into their trading and compliance systems producing post-trade compliance reporting for validation. The Board noted the Sub-Adviser reported no cybersecurity incidents over the past year. The Board further noted that the Sub-Adviser reported no compliance or litigation issues since the last renewal of the Sub-Advisory Agreement.

Performance. The Board reviewed the performance of the TOPS Risk Managed Portfolios, particularly noting the impact of the Sub-Adviser’s hedging strategy. They acknowledged that the Sub-Adviser’s hedging strategy was designed to decrease the impact of volatility on each of the TOPS Risk Managed Portfolios, even if this negatively impacted each Fund’s performance. The Board noted that the Sub-Adviser’s hedging strategy was designed to perform optimally during sustained market declines and would underperform during periods of market growth. They further noted that the Sub-Adviser’s hedging strategy appeared to be functioning as intended. With respect to the TOPS Non-Risk Managed Portfolios, they acknowledged that the Sub-Adviser’s execution services had little impact on performance.

TOPS® ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2023

Fees and Expenses. The Board reviewed the fee arrangement between the Adviser and Sub-Adviser with respect to the TOPS Risk Managed Portfolios and the TOPS Non-Risk Managed Portfolios. They noted that the Sub-Adviser received a modest fixed fee for the execution services provided to the TOPS Non-Risk Managed Portfolios. They reviewed the fee split between the Adviser and the Sub-Adviser with respect to the TOPS Risk Managed Portfolios, noting that the Sub-Adviser received a fee equal to 0.20% of each TOPS Risk Managed Portfolio’s average daily net assets, paid from the Adviser’s fees. They considered the fees the Sub-Adviser charged for the TOPS Risk Managed Portfolios compared to other accounts managed by the Sub-Adviser. After further discussion, the Board concluded that the sub-advisory fee charged with respect to each TOPS Portfolio was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser with respect to each of the TOPS Portfolios. They noted that the Sub-Adviser realized profits in terms of actual dollars and percentage of revenue in connection with its relationship with the TOPS Portfolios. They further noted that the Sub-Adviser indicated lower profits with respect to the TOPS Non-Risk Managed Portfolios due to economies of scale and existing fee arrangements. The Board concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Board considered whether economies of scale had been achieved by the Sub-Adviser with respect to the management of the TOPS Portfolios. The Board agreed that, with respect to the execution services provided to the TOPS Non-Risk Managed Portfolios, the fees were modest because the services were very limited in scope. With respect to the TOPS Risk Managed Portfolios, the Board concluded that the current fee levels appeared to reflect the sharing of Sub-Adviser efficiencies with the Adviser, which allowed the Adviser to maintain its fees at reasonable levels.

Conclusion. The Board acknowledged the Sub-Adviser’s reputation as a global leader in financial risk management, in addition to the highly technical organization and skillset that supports their operation. They considered the Adviser’s opinion that the quality of the Sub-Adviser’s services was high, viewed them as a valued partner and recommended retention. The Board concluded that the Sub-Adviser was expected to continue providing a high level of quality service to the Portfolios, Adviser, and shareholders. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the shareholders of each of the TOPS Portfolios.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the TOPS Portfolio.

TOPS® Target Range™ Portfolio
Expense Example (Unaudited)
December 31, 2023

As a shareholder of the TOPS® Target Range™ Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7-1-23	12-31-23	Period *	12-31-23	Period*
TOPS Target Range Portfolio Class 1	0.52%	$1,000.00	$1,056.30	$2.70	$1,022.58	$2.65
TOPS Target Range Portfolio Class 2	0.77%	$1,000.00	$1,056.30	$3.99	$1,021.32	$3.92
TOPS Target Range Portfolio Class S	0.97%	$1,000.00	$1,056.40	$5.03	$1,020.32	$4.94

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® ETF Portfolios
Supplemental Information (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLP, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 - 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and NorthernLights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012). +	10	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/23-NLVT-v1

TOPS® ETF Portfolios
Supplemental Information (Unaudited)(Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President of Gemini Fund Services, LLC (2019-2020) President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (since 2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J.Nanosky Born in 1966	Chief Compliance Officer since January 2021	Chief Compliance Officer, of the Trust (Since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (Since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 13 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/23-NLVT-v1

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TTR-AR23

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2023 - $12,270

FYE 2022 - $11,910

(b)	Audit-Related Fees

FYE 2023 - None

FYE 2022 - None

(c)	Tax Fees

FYE 2023 - $3,540

FYE 2022 - $3,440

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2023 – None

FYE 2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023    2022

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                       0.00%   0.00%

All Other Fees:               0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $12,270

2022 - $11,910

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/29/2024

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 4/29/2024